UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2017

INVESTAR HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7244 Perkins Road Baton Rouge, Louisiana 70808		70808
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 15, 2017, Investar Holding Corporation (“Investar”), the registered bank holding company for Investar Bank, Baton Rouge, Louisiana, issued a press release announcing the commencement of concurrent underwritten public offerings of its common stock and subordinated notes. A copy of Investar’s press release is attached hereto as Exhibit 99.1.

A copy of the investor presentation to be used by Investar in connection with the common stock offering is attached hereto as Exhibit 99.2. A copy of the investor presentation to be used by Investar in connection with the subordinated note offering is attached hereto as Exhibit 99.3.

Important Information

This Current Report on Form 8-K, including the Exhibits hereto, does not constitute an offer to sell or the solicitation of an offer to buy any securities of Investar, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of Investar’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect the current views of Investar’s management with respect to, among other things, future events and Investar’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “pro forma,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Investar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Investar’s control. Accordingly, Investar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Investar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Investar’s expectations include successfully implementing its growth strategy, including identifying acquisition targets and consummating suitable acquisitions; continuing to sustain internal growth rate; providing competitive products and services that appeal to its customers and target market; continuing to have access to debt and equity capital markets and achieving its performance goals. The foregoing list of factors is not exhaustive. If one or more events related to these or other risks or uncertainties materialize, or if Investar’s underlying assumptions prove to be incorrect, actual results may differ materially from what Investar anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Investar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Investar cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired

(i) The audited consolidated balance sheet of Citizens Bancshares, Inc. as of December 31, 2016 and 2015, and related consolidated statements of comprehensive income, changes in shareholders’ equity and cash flows for the years ended December 31, 2016 and 2015, and the related notes and report of independent auditor thereto, required by this item are included as Exhibit 99.4 and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Hannis T. Bourgeois, LLP

99.1	Press release, dated March 15, 2017, announcing the offerings

99.2	Investor presentation relating to common stock offering

99.3	Investor presentation relating to subordinated note offering

99.4	Audited Consolidated Financial Statements of Citizens Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 15, 2017

INVESTAR HOLDING CORPORATION

By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Hannis T. Bourgeois, LLP

99.1	Press release, dated March 15, 2017, announcing the offerings

99.2	Investor presentation relating to common stock offering

99.3	Investor presentation relating to subordinated note offering

99.4	Audited Consolidated Financial Statements of Citizens Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015